UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019 (May 23, 2019)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Front Yard Residential Corporation (the “Company”) was held on May 23, 2019 (the “Annual Meeting”). On the record date for the Annual Meeting (April 17, 2019), an aggregate of 53,630,204 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The final results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

(i)	The following Directors were elected to serve until the Company's 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified by the following vote:

Name	For	Withhold	Broker Non-Votes
Rochelle R. Dobbs	27,884,219	697,035	815,788
George G. Ellison	28,210,144	371,110	815,788
Michael A. Eruzione	27,881,970	699,284	815,788
Leslie B. Fox	28,313,151	268,103	815,788
Wade J. Henderson	27,988,801	592,453	815,788
George W. McDowell	28,317,756	263,498	815,788
David B. Reiner	28,210,867	370,387	815,788

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2019, Mr. Reiner stepped down as a director of the Company immediately following the Annual Meeting.

(ii)	The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019 was ratified by the following vote:

For	Against	Abstentions
29,315,041	57,891	24,110

(iii)	The adoption of the Company's 2019 Equity Incentive Plan was approved by the following vote

For	Against	Abstentions	Broker Non-Votes
28,102,139	218,004	261,111	815,788

(iv)	The compensation of the Company's named executive officers as disclosed in the proxy statement was approved, on an advisory basis, by the following vote:

For	Against	Abstentions	Broker Non-Votes
28,186,238	121,917	273,099	815,788

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
May 24, 2019	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer